UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                Proxy Statement pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
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|_|   Soliciting Material Under Rule 14a-12

                             SIGA TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

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            ___________________________________________________________________
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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      paid previously. Identify the previous filing by registration statement
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

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170
                                 (212) 672-9100

April 27, 2007

Dear Stockholder:

      You are cordially invited to attend our 2007 Annual Meeting of Stockholders on May 30, 2007, at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036. On the following pages you will find the formal notice of annual meeting and proxy statement.

      To ensure that you are represented at the Annual Meeting, whether or not you plan to attend the meeting in person, please read carefully the accompanying proxy statement, which describes the matters to be voted upon, and please complete, date, sign and return the enclosed proxy card promptly.

      I hope that you will attend the meeting and I look forward to seeing you there.

                                    Sincerely,

                                    /s/ Eric A. Rose
                                    ----------------
                                    Eric A. Rose, M.D.
                                    Chief Executive Officer
                                    and Chairman of the Board

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2007

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of SIGA Technologies, Inc., a Delaware corporation ("SIGA"), will be held on Wednesday, May 30, 2007, at 10:00 a.m. (local time), at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, and at any adjournment.

      At the Annual Meeting, SIGA's stockholders will be voting on proposals to do the following:

      1.    To elect ten directors to the Board of Directors of SIGA;

      2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2007; and

      3. To transact such other business as may properly come before the Annual Meeting or at any adjournment or postponement thereof.

      Stockholders of record at the close of business on April 25, 2007 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. A list of such stockholders will be available at the Annual Meeting and for any purpose related to the Annual Meeting, during the ten days prior to the Annual Meeting, at SIGA's office, during ordinary business hours.

      All stockholders are cordially invited to attend the Annual Meeting. If you do not expect to be present at the Annual Meeting, you are requested to fill in, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to make sure that your shares are represented at the Annual Meeting. In the event you decide to attend the Annual Meeting in person, you may, if you desire, revoke your proxy and vote your shares in person.

                             YOUR VOTE IS IMPORTANT

   IF YOU ARE UNABLE TO BE PRESENT PERSONALLY, PLEASE MARK, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS, AND RETURN
                     IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                             By Order of the Board of Directors,


                             /s/ Thomas N. Konatich
                             ----------------------
                             Thomas N. Konatich
                             Secretary
New York, New York
April 27, 2007

                             SIGA Technologies, Inc.
                         420 Lexington Avenue, Suite 408
                            New York, New York 10170

                                 --------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 30, 2007

                                 --------------

      This proxy statement is furnished to  stockholders  of SIGA  Technologies,
Inc. ("SIGA") in connection with the solicitation of proxies, in the accompanying form, by the Board of Directors of SIGA (the "Board of Directors") for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th Floor, New York, New York 10036, on Wednesday, May 30, 2007, at 10:00 a.m., and at any adjournment or postponement thereof.

      This proxy statement and the accompanying form of proxy, are first being mailed to stockholders on or about April 27, 2007.

                   VOTING RIGHTS AND SOLICITATION OF PROXIES

Purpose of the Annual Meeting

      The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting of Stockholders. Each proposal is described in more detail in this proxy statement.

Record Date and Outstanding Shares

      The Board of Directors has fixed the close of business on April 25, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting or any and all adjournments or postponements thereof. As of the Record Date, SIGA had issued and outstanding 33,014,410 shares of common stock, par value $.0001 per share ("Common Stock").

Voting at the Annual Meeting

      Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter submitted to a vote of the stockholders. Cumulative voting by stockholders is not permitted.

      The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

      For the election of directors, a plurality of the votes cast is required. Abstentions and broker "non-votes" are not considered for the purpose of the election of directors.

      For the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2007, the affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting is required. Abstentions and broker "non-votes" for such proposal are not considered to have been voted on the proposal.

Revocability and Voting of Proxies

      Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

o by writing a letter delivered to Thomas N. Konatich, Secretary of SIGA, stating that the proxy is revoked;

o  by submitting another proxy with a later date; or

o  by attending the Annual Meeting and voting in person.

      Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares.

      Unless we receive specific instructions to the contrary or unless such proxy is revoked, shares represented by each properly executed proxy will be voted: (i) FOR the election of each of SIGA's nominees as a director; (ii) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA for the fiscal year ending December 31, 2007; and (iii) with respect to any other matters that may properly come before the Annual Meeting, at the discretion of the proxy holders. SIGA does not presently anticipate that any other business will be presented for action at the Annual Meeting.

Solicitation

      SIGA will pay the costs of soliciting proxies. SIGA may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies by telephone, facsimile or other means or in person. They will not receive any additional payments for the solicitation.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

      Ten directors are to be elected at the Annual Meeting to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified. Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR the election of the ten persons named in the table below as directors of SIGA. Proxies cannot be voted for a greater number of persons than the nominees named. In the event that any of the below listed nominees for director should become unavailable for election for any presently unforeseen reason, the persons named in the accompanying proxy form have the right to use their discretion to vote for a substitute.

      THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION (ITEM 1 OF THE ENCLOSED PROXY CARD) OF DR. ROSE, MR. ANTAL, MR. CONSTANCE, MR. FASMAN, DR. HAMMER, DR. MJALLI, DR. OZ, MR. SAVAS, MS. SLOTKIN AND DR. WEINER AS DIRECTORS.

Director Nominee Information

      The following table sets forth biographical information of each director nominee, including their ages, data on their business backgrounds and the names of public companies and other selected entities for which they also serve as directors:


         Name                                   Age      Position
         ----                                   ---      --------
         Eric A. Rose, M.D.                     54       Chief Executive Officer and Chairman of the Board
         James J. Antal*                        55       Director
         Thomas E. Constance*                   69       Director
         Steven L. Fasman*                      44       Director
         Scott M. Hammer, M.D. *                59       Director
         Adnan M. Mjalli, Ph.D.                 42       Director
         Mehmet C. Oz, M.D. *                   44       Director
         Paul G. Savas*                         44       Director
         Judy S. Slotkin*                       54       Director
         Michael A.  Weiner, M.D. *             60       Director

* Determined by the Board of Directors to be independent pursuant to Rule 4200 of the NASD Marketplace Rules.

      Eric A. Rose, M.D. was elected Chairman of the Board of SIGA at a Board meeting on January 25, 2007. On March 1, 2007, Dr. Rose became the Company's Chief Executive Officer after taking a leave from his position as Chairman of the Department of Surgery and Surgeon-in-Chief of the Columbia Presbyterian Center of New York Presbyterian Hospital, a position he has held since August 1994. Dr. Rose has served as a director of SIGA since April 19, 2001 and served as Interim Chief Executive Officer of SIGA from April 19, 2001 until June 22, 2001. Dr. Rose is a past President of the International Society for Heart and Lung Transplantation. Dr. Rose was recently appointed as Morris & Rose Milstein Professor of Surgery at Columbia University's College of Physicians and
Surgeons' Department of Surgery. Dr. Rose is a director of Nephros, Inc., PharmaCore, Inc., TransTech Pharma, Inc. and Keryx Biopharmaceuticals, Inc. Dr. Rose also holds a position of Executive Vice President - Life Sciences at MacAndrews & Forbes Holdings Inc., a SIGA shareholder, and is a former director of Nexell Therapeutics Inc. (f/k/a VimRx). Dr. Rose is a graduate of both Columbia College and Columbia University College of Physicians & Surgeons.

      James J. Antal has served as a director of SIGA since November 2004. Mr. Antal has been an active consultant and founding investor in several Southern California based emerging companies since his retirement from Experian in 2002. He has served as Chief Financial Advisor to Black Mountain Gold Coffee Co. (2003-2005), and as Chief Financial Officer of Pathway Data, Inc. (2005 to present). Mr. Antal joined the Board of Directors and serves as the Chairman of the audit committee for Cleveland Bio Labs, effective upon the completion of the Cleveland Bio Labs IPO, which occurred in July, 2006. Mr. Antal was the Chief Financial Officer and Chief Investment Officer from 1996 to 2002 for Experian, a $1.6 billion global information services subsidiary of UK-based GUS plc. Prior to the GUS acquisition of Experian (the former TRW Inc. Information Systems and Services businesses), Mr. Antal held various finance positions with TRW from 1978 to 1996, including Senior VP of Finance for TRW Information Systems and Services and TRW Inc. Corporate Director of

Financial Reporting and Accounting. He earned his undergraduate degree in accounting from The Ohio State University in 1973, and became a certified public accountant (Ohio) in 1974. He engaged in active practice as a CPA with Ernst & Ernst until 1978. Mr. Antal has served as a director of First American Real Estate Solutions, an Experian joint venture with First American Financial Corp.

      Thomas E. Constance has served as a director of SIGA since April 19, 2001. Mr. Constance is Chairman and, since 1994, a partner of Kramer Levin Naftalis & Frankel LLP, a law firm in New York City, which SIGA has retained to provide legal services. Mr. Constance serves as a Trustee of the M.D. Sass Foundation and St. Vincent's Services. He also serves on the Advisory Board of Directors of Barington Capital, L.P.

      Steven L. Fasman has been Senior Vice President-Law at MacAndrews & Forbes Holdings Inc. since 2004. Prior to that, he served as Vice President-Law at MacAndrews & Forbes from 1998-2003 and Senior Counsel at MacAndrews & Forbes from 1992-1997. From 1987 to 1992, he was associated with Paul, Weiss, Rifkind, Wharton & Garrison. Mr. Fasman was recommended to the Nominating and Corporate Governance Committee for inclusion as a director-nominee by the Chief Executive Officer.

      Dr. Hammer is the Harold C. Neu Professor of Medicine, Professor of Epidemiology and Chief of the Division of Infectious Diseases at the Columbia University Medical Center (CUMC), a position he has held since 1999. Dr. Hammer's major investigative interest is the treatment and prevention of HIV disease. He is an investigator in the National Institutes of Health sponsored AIDS Clinical Trials Group (ACTG), a multicenter organization which performs clinical trials designed to improve the understanding and treatment of HIV infection and its complications. As an ACTG investigator, Dr. Hammer chaired the two largest national trials of antiretroviral therapy carried out by that group in the 1990's, studies which contributed to the current standard of care of HIV infection. In addition to his interest in the treatment of persons with established HIV infection, Dr. Hammer is an investigator in the National Institutes of Health sponsored HIV Vaccine Trials Network (HVTN), a multicenter organization whose mission is to develop an effective preventive HIV vaccine. He is Chair of the AIDS Vaccine Research Working Group, an advisory committee to the Division of AIDS, NIAID. He is a former Chair of the Antiviral Products Advisory Committee of the Food and Drug Administration and currently serves on the Editorial Board of the New England Journal of Medicine. Dr. Hammer is Chair of the International AIDS Society-USA's Antiretroviral Guidelines Panel, is a member of the Governing Council of the International AIDS Society, is a member of the World Health Organization's Strategic and Technical Advisory Committee for HIV/AIDS, serves as Co-Chair of the Steering Committee of the WHO's Global HIV Drug Resistance Surveillance Program, and continues in his role as Guidelines Development Group Chair of the WHO's Antiretroviral Guidelines for Resource Limited Settings. He has served as a member of the International
Advisory Committees of the Swiss HIV Cohort Study, the French National Association for AIDS Research and the HIV-NAT (Netherlands-Australia-Thailand) Collaborative Research Network. In his role as Chief of the Division of Infectious Diseases at CUMC, he is dedicated to fellow and faculty growth and to the development of state-of-the-art infection surveillance at the institutional and regional levels to improve and protect the public health.

      Adnan M. Mjalli, Ph.D. has served as a director of SIGA since January 2004. Dr. Mjalli founded TransTech Pharma, Inc., a privately held drug discovery company in High Point, North Carolina, in 1999 and has since served as its President, Chairman of the Board and Chief Executive Officer. He also serves as Chairman of the Board of PharmaCore, Inc. where he previously served as President and CEO from December of 1998 to November 2000. Dr. Mjalli obtained his Ph.D. in medicinal chemistry in 1989 from the University of Exeter, UK. His postdoctoral work was carried out at the University of Rochester. Prior to founding TransTech Pharma, he held various positions of increasing responsibility in research and senior management at several pharmaceutical and biotechnology companies, including Merck & Co., Inc.

      Mehmet C. Oz, M.D. has served as a director of SIGA since April 19, 2001. Dr. Oz has been a Cardiac Surgeon at Columbia University Presbyterian Hospital since 1993 and a Professor of Surgery and Vice Chairman for Cardiovascular Services of the Department of Surgery there since July 2001. Dr. Oz directs the following programs at New York University Presbyterian Hospital, Columbia
University: the Cardiovascular Institute, the complementary medicine program, the clinical profusion program and clinical trials of new surgical technology. Dr. Oz received his undergraduate degree from Harvard University in 1982, and, in 1986, he received a joint M.D./M.B.A. degree from the University of Pennsylvania Medical School and the Wharton School of Business.

      Paul G. Savas has served as a director  of SIGA since  January  2004.  Mr.
Savas has been an Executive Vice President of Finance at MacAndrews & Forbes Holdings, Inc. and its affiliates since May 2006. Prior to that, Mr. Savas served in various positions at MacAndrews & Forbes and its affiliates, including as Senior Vice President of Finance from October 2002 until May 2006, Vice President from 1998 until 2002, and Director of Corporate Finance from 1994 until 1998. Mr. Savas is a director of Rev Holdings LLC, Clarke American Corp., TransTech Pharma, Inc. and PharmaCore, Inc.

      Judy S. Slotkin has served as a director of SIGA since November 2004. Ms. Slotkin was Co-Head of the Finance Committee of the Modern Africa Fund, a $120 million private equity fund, from 1998 until 2003. Ms. Slotkin was formerly
Department Head in the Corporate Finance Division of Citigroup (Citibank Investment Bank) where she was responsible for various businesses and the first head of the group's Capital Markets Desk. Prior to that, Ms. Slotkin held various positions in the Citigroup (Citibank) commercial bank. Ms. Slotkin is a director of Nephros, Inc.

      Michael A. Weiner, M.D. has served as a director of SIGA since April 19, 2001. Dr. Weiner is the Hettinger Professor of Pediatrics at Columbia University College of Physicians and Surgeons since 1996. Dr. Weiner is also the Director of Pediatric Oncology at New York Presbyterian Hospital. Dr. Weiner was a director of Nexell Therapeutics, Inc. (f/k/a VimRx) from March 1996 to February 1999. Dr. Weiner is a 1972 graduate of the New York State Health Sciences Center at Syracuse and was a post graduate student at New York University and Johns Hopkins University.

Meetings of the Board of Directors

      The Board of Directors of SIGA held eleven meetings during 2006. During 2006, one director, Dr. Mehmet C. Oz, attended fewer than 75% of the aggregate of the meetings of the Board of Directors and committees thereof, upon which such director served during the period for which he has been a director or committee member. In addition, actions were taken during 2006 by unanimous written consent of the directors.

      Those members of the Board of Directors who are independent as defined by Rule 4200 of the NASD Marketplace Rules (the "Independent Directors") are also required, pursuant to Rule 4350(c)(2) of the NASD Marketplace Rules, to regularly convene executive sessions where only such Independent Directors are present. Such meetings may be in conjunction with regularly-scheduled meetings of the Board of Directors. Each member of the Board of Directors is also expected to attend the annual meeting of stockholders of SIGA. Seven members of the Board of Directors attended SIGA's 2006 annual meeting of stockholders.

Committees of the Board of Directors

      The Board of Directors currently has, and appoints the members of, standing Audit, Compensation and Nominating and Corporate Governance Committees. Each member of the Audit, Compensation and Nominating and Corporate Governance Committees is an Independent Director. Each of these committees has a written charter approved by the Board of the Directors in March 2004. A copy of each charter is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

      Audit Committee. The Audit Committee, which currently consists of directors Paul G. Savas, Judy S. Slotkin and James J. Antal, held ten meetings during 2006. The Board of Directors has determined that each of the members of the Audit Committee is "independent" under the applicable laws, rules and regulations. The Company has determined that Mr. Savas is an "Audit Committee financial expert" within the meaning of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC"). The purpose of the Audit Committee is to assist the Board of Directors in the oversight of the integrity of the financial statements of SIGA, SIGA's compliance with legal and regulatory matters, the independent registered public accounting firm's qualifications and independence, and the performance of SIGA's independent registered public accounting firm. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of SIGA's accounting and financial reporting process and audits of the financial statements of SIGA on behalf of the Board of Directors. The Audit Committee also selects the independent registered public accounting firm to conduct the annual audit of the financial statements of SIGA; reviews the proposed scope of such audit; reviews accounting and financial controls of SIGA with the independent registered public accounting firm and our financial accounting staff; and reviews and approves transactions between us and our directors, officers, and their affiliates. A copy of the Audit Committee charter is available on SIGA's website at www.siga.com under the "Corporate Governance" section. Also see the section of this proxy statement entitled "Report of the Audit Committee."

      Compensation Committee. The Compensation Committee, which currently consists of directors Donald G. Drapkin, Paul G. Savas and Michael A. Weiner, held one meeting during 2006. The Board of Directors has determined that each of the members of the Compensation Committee is "independent" within the meaning of the NASDAQ listing standards. The Compensation Committee functions include reviewing and approving the compensation and benefits for SIGA's executive officers, administering SIGA's stock plans and making recommendations to the Board of Directors regarding these matters. A copy of the Compensation Committee charter is available on SIGA's website at www.siga.com under the "Corporate Governance" section. Also see the section of this proxy statement entitled "Compensation Discussion and Analysis."

      Nominating  and  Corporate  Governance   Committee.   The  Nominating  and
Corporate Governance Committee (the "Nominating Committee"), which currently consists of directors Judy S. Slotkin, James J. Antal and Michael A. Weiner, was formed in March 2004 and held three meetings in 2006. On December 19, 2006, the Board of Directors elected Dr. Weiner to replace Mehmet C. Oz. The Board of Directors has determined that each of the members of the Nominating Committee is "independent" within the meaning of the NASDAQ listing standards. The Nominating Committee is responsible for searching for and recommending to the Board of Directors potential nominees for director positions, making recommendations to the Board of Directors regarding the size and composition of the Board of Directors and its committees, monitoring the Board of Director's effectiveness and developing and implementing SIGA's corporate governance procedures and policies. A copy of the Nominating and Corporate Governance Committee charter is available on SIGA's website at www.siga.com under the "Corporate Governance" section.

      In selecting candidates for the Board of Directors, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the annual meeting of stockholders desire and are qualified to continue their service on the Board of Directors. SIGA is of the view that the continuing service of qualified incumbents promotes stability and continuity of the board, giving SIGA the benefit of the familiarity and insight into SIGA's affairs that its directors have accumulated during their tenure, while contributing to the Board of Director's ability to work as a collective body. Accordingly, it is the policy of the Nominating Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Nominating Committee's criteria for membership on the Board of Directors, whom the Nominating Committee believes will continue to make important contributions to the Board of Directors and who consent to stand for re-election and, if re-elected, to continue their service on the Board of Directors. If there are positions on the Board of Directors for which the Nominating Committee will not be re-nominating an incumbent director, or if there is a vacancy on the Board of Directors, the Nominating Committee will solicit recommendations for nominees from persons whom the Nominating Committee believes are likely to be familiar with qualified candidates, including members of the Board of Directors and management of SIGA. The Nominating Committee may also engage a professional search firm to assist in the identification of qualified candidates, but did not do so in 2006. As to each recommended candidate that the Nominating Committee believes merits serious consideration, the Nominating Committee will collect as much information, including without limitation, soliciting views from other directors and SIGA's management and having one or more Nominating Committee members interview each such candidate, regarding each candidate as it deems necessary or appropriate in order to make an informed decision with respect to such candidate. Based on all available information and relevant considerations, the Nominating Committee will select, for each directorship to be filled, a candidate who, in the view of the Nominating Committee, is most suited for membership on the Board of Directors. In making its selection, SIGA will evaluate candidates proposed by stockholders under criteria similar to the evaluation of other candidates, except that the Nominating Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending stockholder or stockholder group in the equity of SIGA. This consideration may also include how long the recommending stockholder intends to continue holding its equity interest in SIGA.

      The Nominating Committee has adopted a policy with regard to the minimum qualifications that must be met by a Nomination Committee-recommended nominee for a position on SIGA's Board of Directors, which policy is described in this paragraph. The Nominating Committee generally requires that all candidates for the Board of Directors be of high personal integrity and ethical character. The Nominating Committee requires that candidates not have any interests that would, in the view of the Nominating Committee, materially impair his or her ability to
(i) exercise independent judgment or (ii) otherwise discharge the fiduciary duties owed as a director to SIGA and its stockholders. In addition, candidates must be able to represent fairly and equally all stockholders of SIGA without favoring or advancing any particular stockholder or other constituency of SIGA. Candidates must have demonstrated achievement in one or more fields of business, professional, governmental, communal, scientific or educational endeavor. Candidates are expected to have sound judgment and a general appreciation regarding major issues facing public companies of a size and operational scope similar to SIGA, including contemporary governance concerns, regulatory obligations of a public issuer, strategic business planning, competition in a global economy, and basic concepts of corporate finance. Candidates must also have, and be prepared to devote, adequate time to the Board and its committees. It is expected that, taking into account their other business and professional commitments, including their service on the boards of other companies, each candidate will be available to attend meetings of the Board and any committees on which the candidate will serve, as well as SIGA's annual meeting of stockholders. SIGA also requires that at least a majority of the directors serving at any time on the Board are independent, as defined under the rules of the NASDAQ stock market and that at least three of the directors satisfy the financial literacy requirements required for service on the Audit Committee under the rules of the NASDAQ stock market.

      The Nominating Committee has adopted a policy with regard to the consideration of director candidates recommended by stockholders, the material elements of which policy are described in this paragraph. The Nominating Committee will consider recommendations for nomination for director submitted by holders of SIGA's shares entitled to vote generally in the election of directors. The Nominating Committee will give consideration to these recommendations for positions on the Board where the Nominating Committee has not determined to re-nominate a qualified incumbent director. While the Nominating Committee has not established a minimum number of shares that a stockholder must own in order to present a nominating recommendation for consideration, or a minimum length of time during which the stockholder must own its shares, the Nominating Committee may take into account the size and duration of a recommending stockholder's ownership interest in SIGA. The Nominating Committee may also consider whether the stockholder making the nominating recommendation intends to maintain an ownership interest in SIGA of substantially the same size as at its interest at the time of making the recommendation. The Nominating Committee may refuse to consider recommendations of nominees who do not satisfy the minimum qualifications prescribed by the Nominating Committee for board candidates.

      The Nominating Committee has adopted procedures to be followed by stockholders in submitting recommendations of candidates for director. The procedures are posted on SIGA's website at www.siga.com under the "Corporate Governance" section, and described in this paragraph. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders should try to ensure that it is received by SIGA, as provided herein, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. All stockholder nominating recommendations should be in writing, addressed to "the Nominating and Corporate Governance Committee" care of SIGA's Chief Financial Officer at SIGA's principal headquarters, 420 Lexington Avenue, Suite 408, New York, New York 10170. Submissions should be made by mail, courier or personal delivery. A nominating recommendation should be accompanied by the following information concerning each recommending stockholder:

   o The name and address, including telephone number, of the recommending stockholder;

   o The number and class of SIGA's shares owned (beneficially or of record) by the recommending stockholder and the time period for which such shares have been held;

   o A statement from the stockholder as to whether the stockholder has a good faith intention to continue to hold the reported shares through the date of SIGA's next annual meeting of stockholders;

   o Sufficient information about the proposed nominee for the Nominating Committee to make an informed decision regarding the qualifications of the proposed nominee;

   o Any relationship between the proposed nominee and the recommending stockholder; and

   o  Such other information as the Nominating Committee may reasonably request.

The nominating recommendation must be accompanied by the consent of the proposed nominee to be interviewed by the Nominating Committee, if the Nominating Committee chooses to do so in its discretion (and the recommending stockholder must furnish the nominee's contact information for this purpose), and, if nominated and elected, to serve as a director of SIGA.

Compensation Committee Interlocks and Insider Participation

      None.

Code of Ethics

      SIGA has adopted a code of ethics and business conduct that applies to its officers, directors and employees, including without limitation, our Chief Executive Officer, Chief Financial Officer and Chief Scientific Officer. The Code of Ethics and Business Conduct is available on SIGA's website at www.siga.com under the "Corporate Governance" section.

Stockholder Communications with the Board of Directors

      SIGA stockholders may send communications to the Board, any committee of the Board or an individual director. The process for so communicating is posted on SIGA's website at www.siga.com under the "Corporate Governance" section.

                          REPORT OF THE AUDIT COMMITTEE

      The members of the Audit Committee have been appointed by the Board of Directors. During the 2006 fiscal year, the Audit Committee consisted solely of independent directors, as defined in Rule 4200(a)(15) of the NASD Marketplace Rules. The Audit Committee operates under a written charter that was amended and restated by the Board of Directors in March 2004 in order to assure continued compliance by SIGA with SEC and NASDAQ rules enacted in response to requirements of the Sarbanes-Oxley Act.

      The Audit Committee assists the Board of Directors in monitoring the integrity of SIGA's financial statements, the independent registered public accounting firm's qualifications and independence, the performance of the independent registered public accounting firm, and the compliance by SIGA with legal and regulatory requirements. Management is responsible for SIGA's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of SIGA's financial statements in accordance with generally accepted auditing standards and for issuing a report on those financial statements. The Audit Committee monitors and oversees these processes.

      In this context, the Audit Committee has reviewed and discussed the audited financial statements for the year ended December 31, 2006 with management and with PricewaterhouseCoopers LLP, SIGA's independent registered public accounting firm. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees), which includes, among other items, matters related to the conduct of the audit of SIGA's annual financial statements.

      The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with PricewaterhouseCoopers LLP the issue of their independence from SIGA and management. In addition, the Audit Committee has considered whether the provision of non-audit services by the independent registered public accounting firm in 2006 is compatible with maintaining the auditors' independence and has concluded that it is.

      Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in SIGA's Annual Report on Form 10-K for the year ended December 31, 2006. The Audit Committee has also recommended, subject to stockholder ratification, the selection of SIGA's independent registered public accounting firm for the year ending December 31, 2007.

      The members of the Audit Committee are Paul G. Savas, Judy S. Slotkin and James J. Antal, none of whom is or, during the fiscal year 2006, was, an employee of SIGA.

                                  Respectfully submitted by the Audit Committee, Paul G. Savas, Chairman
                                  James J. Antal
                                  Judy S. Slotkin

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The Compensation Committee, comprised of independent directors, has:

(1) reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management; and

(2) based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement relating to the 2007 Annual Meeting of shareholders.

      During the year ended December 31, 2006, the Compensation Committee was comprised of Donald G. Drapkin, Paul G. Savas and Mehmet C. Oz. On December 19, 2006, the Board of Directors elected Michael A. Weiner to replace Mehmet C. Oz on the Committee. The events described in this report occurred after Michael A. Weiner replaced Mehmet C. Oz on the Compensation Committee.


                        Respectfully submitted by the Compensation Committee, Donald G. Drapkin
                        Paul G. Savas
                        Michael A. Weiner

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of March 15, 2007 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Executive Officer and (iv) all directors and executive officers of SIGA as a group. As of March 15, 2007, a total of 32,714,394 shares of Common Stock were outstanding. Each share of Common Stock is entitled to one vote on matters on which holders of Common Stock are eligible to vote. The column entitled "Percentage of Total Voting Stock Outstanding" shows the percentage of total voting stock beneficially owned by each listed party.

      The number of shares beneficially owned is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of March 15, 2007, through the exercise or conversion of any stock option, convertible security, warrant or other right. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person's spouse) with respect to all shares of capital stock listed as owned by that person or entity.

                            Ownership of Common Stock

      The following tables set forth certain information regarding the beneficial ownership of SIGA's voting securities as of March 15, 2007 of (i) each person known to SIGA to beneficially own more than 5% of the applicable class of voting securities, (ii) each director and director nominee of SIGA,
(iii) each Named Executive Officer, and (iv) all directors and officers of SIGA as a group. As of March 15, 2007, a total of 32,714,394 shares of common stock were outstanding. Each share of common stock is entitled to one vote on matters on which common stockholders are eligible to vote. The column entitled "Percentage of Total Voting Stock" shows the percentage of total voting stock beneficially owned by each listed party.

                                                                            Percentage of          Percentage of
Name and Address of                              Amount of Beneficial       Common Stock            Total Voting
Beneficial Owner (1)                                Ownership (2)            Outstanding         Stock Outstanding
--------------------                             ---------------------     ----------------     --------------------
Beneficial Holders

MacAndrews & Forbes Inc. (3)
35 East 62nd Street
New York, NY 10021........................             5,620,771(4)           16.3%                   16.3%

TransTech Pharma, Inc.
4170 Mendenhall Oaks Parkway
High Point, NC 27265......................             5,296,634(5)           15.3%                   15.3%

Bernard L. Kasten Jr., M.D.(19)
8622 Twilight Tear Lane
Cincinnati, OH 45249......................             1,672,360(20)           4.91%                   4.91%

Officers and Directors

Donald G. Drapkin (6) (14)
35 East 62nd Street
New York, NY 10021.........................            1,818,326(7)            5.3%                    5.3%

James J. Antal
30952 Steeplechase Dr.
San Juan Capistrano, CA 94704..............               56,154(8)               *                      *

Judy S. Slotkin (18)
888 Park Avenue
NY, NY 10021...............................               98,849(9)               *                      *

Thomas E. Constance
1177 Avenue of the Americas,
New York, NY 10036..........................            273,467(10)               *                      *

Scott M. Hammer, M.D.
161 Fort Washington Ave.
New York, NY 10032                                       25,000(11)               *                      *

Adnan M. Mjalli, Ph.D. (14)
4170 Mendenhall Oaks Parkway, Suite 110
High Point, NC 27265.........................            45,000(12)               *                      *

Mehmet C. Oz, M.D.
177 Fort Washington Ave
New York, NY 10032...........................           145,000(13)               *                      *

Eric A. Rose, M.D. (14)
35 East 62nd Street
New York, NY 10021...........................           810,090(15)              2.4%                   2.4%

Paul G. Savas (14)
35 East 62nd Street
New York, NY 10021..........................             71,664(16)               *                      *

Michael A. Weiner, M.D.
161 Fort Washington Ave.
New York, NY
10032.........................................         132,500(13)                *                      *

Thomas N. Konatich............................         545,000(17)               1.6%                   1.6%

Dennis E. Hruby, Ph.D. .......................         625,000(17)               1.9%                   1.9%

All Executive Officers and Directors as a
group (twelve persons)........................       4,646,050(21)              12.6%                  12.6%

-------------
*     Less than 1%

(1) Unless otherwise indicated the address of each beneficial owner identified is 420 Lexington Avenue, Suite 408, New York, NY 10170.

(2) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) MacAndrews & Forbes Inc. is a direct wholly-owned subsidiary of MacAndrews & Forbes Holdings Inc., a holding company whose sole stockholder is Ronald
      O. Perelman.

(4) Includes 1,764,206 shares of common stock issuable upon exercise of warrants.

(5) Includes 1,824,412 shares of common stock issuable upon exercise of warrants.

(6) Mr. Drapkin is a director and Vice Chairman of MacAndrews & Forbes Holdings Inc. and MacAndrews & Forbes Inc. and a director of TransTech Pharma.

(7) Includes 1,145,000 shares of common stock issuable upon exercise of options, shares of common stock underlying a warrant to purchase up to 347,826 shares of common stock and shares of common stock underlying a warrant to purchase up to 30,500 shares of common stock (the "Drapkin September 2001 Investor Warrant"). However, the Drapkin September 2001 Investor Warrant provides that, with certain limited exceptions, such warrant is not exercisable if, as a result of such exercise, the number of shares of common stock beneficially owned by Mr. Drapkin and his affiliates (other than shares of common stock which may be deemed beneficially owned through the ownership of the unexercised portion of the Drapkin September 2001 Investor Warrant) would exceed 9.99% of the outstanding shares of common stock. Does not include shares of common stock that Mr. Drapkin, as a director and Vice Chairman of Mafco Holdings Inc. and MacAndrews & Forbes or as director of TransTech Pharma, may be deemed to beneficially own and as to which Mr. Drapkin disclaims beneficial ownership.

(8)   Includes 45,000 shares of common stock issuable upon exercise of options.

(9)   Includes 45,000 shares of common stock issuable upon exercise of options.

(10) Includes 12,200 shares issuable upon exercise of warrants and 245,000 shares of common stock issuable upon exercise of options.

(11)  Includes 25,000 shares issuable upon exercise of options.

(12) Includes 45,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Mjalli, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Mjalli disclaims beneficial ownership.

(13) Includes 12,500 shares issuable upon exercise of warrants and 120,000 shares issuable upon exercise of options.

(14) Dr. Rose, Dr. Mjalli, Mr. Drapkin and Mr. Savas are directors of TransTech Pharma.

(15) Includes 88,610 shares of common stock issuable upon exercise of warrants and 620,000 shares of common stock issuable upon exercise of options. Does not include shares of common stock that Dr. Rose, as a director of TransTech Pharma, may be deemed to beneficially own and as to which Dr. Rose disclaims beneficial ownership.

(16) Includes 9,303 shares of common stock issuable upon exercise of warrants and 45,000 shares issuable upon exercise of options.

(17) Neither of Messrs. Konatich and Hruby own shares of common stock. All shares listed as beneficially owned by each of Messrs. Konatich and Hruby are shares issuable upon exercise of stock options.

(18) Includes 45,000 shares issuable upon exercise of options and 18,244 shares issuable upon exercise of warrants.

(19) Dr. Kasten became our Chief Executive Officer in the third quarter of 2004. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(20) Includes 1,350 shares of common stock issuable upon exercise of warrants and 1,310,000 shares of common stock issuable upon exercise of options

(21)  See footnotes (6)-(20).

                                   MANAGEMENT

Officers

      The following table sets forth certain information with respect to the Named Executive Officers of SIGA:

         Name                                   Age      Position
         ----                                   ---      --------
         Bernard L. Kasten Jr. M.D. (1)         60       Director, Chief Executive Officer
         Thomas N. Konatich (2)                 61       Vice President, Chief Financial Officer, Secretary and
                                                         Treasurer
         Dennis E. Hruby, Ph.D.                 54       Vice President, Chief Scientific Officer
         Eric A. Rose, M.D.                     54       Chief Executive Officer and Chairman of the Board

      (1) Dr. Kasten became Chief Executive Officer on July 2, 2004. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006. Dr. Kasten was a director of SIGA until December 19, 2006.

      (2) Mr. Konatich was appointed to serve in an additional capacity as Acting Chief Executive Officer effective May 1, 2006 through February 28, 2007.

      Bernard L. Kasten, Jr., M.D. has been a director of SIGA since May 23, 2003 and was Chief Executive Officer from the third quarter of 2004 through April 30, 2006. Prior to becoming Chief Executive Officer of SIGA and since February 2002, Dr. Kasten has been Vice President, Medical Affairs of MedPlus Inc., a healthcare information technology company and a wholly-owned subsidiary of Quest Diagnostics, Inc., a diagnostic testing, information and services company. Since 1975, Dr. Kasten has been a Diplomat of the American Board of Pathology with a sub-specialty certification 1976 in Medical Microbiology. Dr. Kasten's staff appointments have included service in the Division of Laboratory Services at The Cleveland Clinic; Associate of Pathology and Laboratory Services at the Bethesda Hospital Systems in Cincinnati, Ohio and Chief Laboratory Officer at Quest Diagnostics Incorporated. Dr. Kasten was a founder of Plexus Vaccine Inc., a vaccine company of which SIGA acquired substantially all of the assets in May 2003. Dr. Kasten is also a director of Seracare Life Sciences, Inc. Dr. Kasten is an author of "Infectious Disease Handbook" 5th Edition, 2003, Lexi-Comp Inc.

      Thomas N. Konatich has served as Vice President, Chief Financial Officer and Treasurer since April 1, 1998. He was named Secretary of SIGA on June 29, 2001. During the periods from October 5, 2001 until July 2, 2004 and May 1, 2006 until February 28, 2007, Mr. Konatich was our Acting Chief Executive Officer. From November 1996 through March 1998, Mr. Konatich served as Chief Financial Officer and a director of Innapharma, Inc., a privately held pharmaceutical development company. From 1993 through November 1996, Mr. Konatich served as Vice President and Chief Financial Officer of Seragen, Inc., a publicly traded biopharmaceutical development company. Mr. Konatich has an MBA from the Columbia Graduate School of Business.

      Dennis E. Hruby, Ph.D. has served as Vice President - Chief Scientific Officer since June 2000. From April 1, 1997 through June 2000, Dr. Hruby was our Vice President of Research. From January 1996 through March 1997, Dr. Hruby served as a senior scientific advisor to SIGA. Dr. Hruby is a Professor of Microbiology at Oregon State University, and from 1990 to 1993 was Director of the Molecular and Cellular Biology Program and Associate Director of the Center for Gene Research and Biotechnology. Dr. Hruby specializes in virology and cell biology research, and the use of viral and bacterial vectors to produce recombinant vaccines. He is a member of the American Society of Virology, the American Society for Microbiology and a fellow of the American Academy of Microbiology. Dr. Hruby received a Ph.D. in microbiology from the University of Colorado Medical Center and a B.S. in microbiology from Oregon State University.

                      COMPENSATION DISCUSSION AND ANALYSIS

Overview

      The Compensation Committee of the Board of Directors is responsible for implementing the Board's directives relating to the compensation of our named executive officers, as well as our other key employees. In this regard, the Compensation Committee has the responsibility to establish a compensation policy for officers and key employees designed to (i) attract and retain the best possible executive talent; (ii) tie annual and long term cash and stock incentives to achievement of measurable corporate and individual performance objectives; and (iii) provide competitive compensation to our officers and key employees to align executives' incentives with the creation of stockholder value.

      As a general matter, the compensation policy for officers and key employees includes:

            o base salary, which is determined on an annual or semi-annual basis

            o     annual or other time-based cash incentive compensation, and

            o long-term incentive compensation in the forms of equity participation awards.

      This  section   discusses   the   principles   underlying   our  executive
compensation policies, our decisions to date and the principles that we expect to use in coming years.

Our Named Executive Officers

      For 2006, our Named Executive Officers and their titles were:

Name                        Title
Dr. Bernard L. Kasten       Chief Executive Officer(1)
Thomas N. Konatich          Acting Chief Executive  Officer(2) & Vice  President, Chief Financial Officer,
                            Secretary and Treasurer
Dr. Dennis E. Hruby         Chief Scientific Officer and Vice President
Dr. Eric A. Rose            Chief Executive Officer(3) and Chairman of the board

      (1)   From July 2, 2004 through April 30, 2006.

      (2)   From May 1, 2006 through February 28, 2007.

      (3)   On March 1,  2007,  Dr.  Eric A. Rose  became  our  Chief  Executive
            Officer.

Our Executive Compensation Decision Process

Overview

      Our Compensation Committee reviews and approves on a periodic basis the corporate goals and objectives with respect to the compensation for the chief executive officer and other executive officers.

Role of Executive Officers in Setting Compensation Decisions

      Regarding most compensation matters, the Chief Executive Officer has historically provided recommendations to the Compensation Committee relying on his personal experience with respect to evaluating the contribution of our other executive officers. We anticipate that Dr. Eric A. Rose, currently our Chief Executive Officer and Chairman of the Board will be involved in compensation recommendations, with input from our Chief Financial Officer and Chief Scientific Officer, as it relates to the compensation of other key employees. The Compensation Committee considers, but retains the right to reject or modify such recommendations. Although the Chief Executive Officer may attend a portion of the meetings of the Compensation Committee, neither he nor any other member of management may be present during executive sessions of the Compensation Committee. Moreover, the Chief Executive Officer may not be present when decisions with respect to his compensation are made. The Committee has used, on more than one occasion, a third party compensation consultant.

Compensation Advisors

      The Compensation Committee has the authority to retain compensation consultants to advise the Compensation Committee as it deems necessary to carry out its duties.

Competitive Market Analysis and Benchmarking

      In reviewing and recommending the compensation of the Chief Executive Officer and other executive officers, the Compensation Committee considers the compensation awarded to officers of similarly situated companies, our performance, the individuals' performance, compensation given to our officers in past years or any other factor the Compensation Committee deems appropriate.

Evaluations

      The Compensation Committee evaluates at least once a year the performance of our officers and other key employees in light of goals and objectives established by the Committee and based upon these evaluations the Compensation Committee recommends to the full Board of Directors, the annual compensation for our officers and key employees, including base salary, bonus, incentive and equity compensation.

Our Compensation Philosophy and Program Objectives

      The overall objectives of the Company's compensation program are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals inherent in the Company's business strategy, to maximize the link between executive and stockholder interests through a stock option plan and to recognize individual contributions as well as overall business results. To achieve these objectives, the Company has developed an overall compensation strategy and specific compensation plans that tie a substantial portion of an executive's compensation to performance.

Our Executive Compensation Program

Overview

      The key elements of the Company's compensation program consist of fixed compensation in the form of base salary, and the discretion to award variable compensation in the forms of annual incentive compensation and stock option awards. The Compensation Committee's policies with respect to each of these elements are discussed below. In addition, while the elements of compensation described below are considered separately, the Compensation Committee takes into account the full compensation package offered by the Company to the individual, including pension benefits, insurance and other benefits, as well as the programs described below.

Base Salary

      The compensation philosophy of the Company is to maintain executive base salary at a competitive level to enable the Company to attract and retain executives and key employee talent needed to accomplish the Company's goals. In determining the appropriate base salary levels and, to a lesser extent, other compensation elements, the Compensation Committee considers the scope of responsibility, prior experience and past accomplishments, as well as historical practices within the Company. Economic and business conditions affecting the Company are also considered. The Compensation Committee also considers historical levels of salary paid by the Company as well as the provisions in the various executive's employment contracts with the Company, which contracts are more fully discussed elsewhere in this proxy statement.

      Periodic adjustments in base salary may be merit based with respect to individual performance or tied to the Company's financial condition or other competitive factors. The Compensation Committee takes into account the effect of any corporate transactions that have been consummated during the relevant year and, where appropriate, also considers non-financial performance measures. These include the Company's market share, scientific developments and improvements in relations with employees and investors.

      For Mr. Konatich and Dr. Hruby, we paid as base salary in 2006 the amounts required under their employment agreements. These amounts were reviewed and set by our Compensation Committee. These base salary levels reflect our Compensation Committee's subjective judgment, which took into account each executive's respective position and tenure, our present needs, the executive's individual performance, achievements and prior contributions.

      For Dr. Kasten, we paid the amounts required by various agreements to which we and he are parties and which, in all instances, where reviewed and approved by the Compensation Committee.

Annual Incentive Compensation

      The Compensation Committee, in its discretion, may establish cash incentive programs and otherwise award bonuses to executive officers and key employees. Annual incentive compensation to our executive officers is payable pursuant to contractual provisions with certain executives which provide eligibility to receive discretionary bonuses, in the sole discretion of the Board of Directors based on the executives performance, economic and business conditions affecting the Company, and the financial condition of the Company. The Compensation Committee makes recommendations to the Board of Directors with respect to such amounts. In addition, Dr. Hruby and Mr. Konatich are contractually entitled to certain guaranteed cash bonus payments each year. The annual incentive compensation earned by the executives with respect to 2006 was discretionary and determined by the Compensation Committee. We believe that the annual incentive bonuses motivate and encourage our executives to fulfill our objectives and provide us with the opportunity to recognize superior individual performance.

      For 2006, both Mr. Konatich and Dr. Hruby were eligible for annual cash bonuses. In the case of Mr. Konatich, his annual cash bonus was $60,000 and for Dr. Hruby his annual cash bonus was $62,500.

Long-Term Incentive Awards

      The Compensation Committee believes that granting stock options on an ongoing basis provides officers and key employees with strong economic interest in maximizing stock price appreciation over the long term. We believe that the practice of granting stock options is critical to retaining and recruiting the key talent necessary at all employee levels to ensure the Company's continued success. This element of compensation is governed by the Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan (the "Option Plan") that provides for grants of incentive stock options and non-qualified stock options to our executives, directors and key employees. The Option Plan is administered by our Compensation Committee, which determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The exercise price of stock options is set by the Compensation Committee and has been at a price at least equal to the market price of the common stock on the date of the grant. The options therefore do not have any value to the executive unless the market price of the common stock rises, which ensures that the interests of our executives are aligned with those of our shareholders. Through these option grants, we seek to emphasize the importance of improving the performance of our stock price, increasing shareholder value over the long-term.

      Both Incentive Options and Nonqualified Options may be granted under the Option Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). As such, any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.

      In determining the size of an option grant to a named executive officer, the Compensation Committee considers not only competitive market factors, changes in responsibility and the executive officers' achievement of pre-established goals, but also the number, term and vesting of options previously granted to the officer. The Compensation Committee may also consider the total compensation package or changes made thereto, when determining whether to make an option award.

      During the year ended December 31, 2006 the Compensation Committee did not authorize awards of options to the officers of the Company.

Additional Benefits and Perquisites

      Our officers and key employees are entitled to participate in the benefit plans which are generally available to all employees, including health, dental, life, and accidental disability. For each of these benefit plans, the Company makes contributions to the premiums paid to the plans. The Company also offers a 401(k) defined contribution plan, however, the Company does not make any contribution to the 401(k) plan. In each case, we provide these benefits to our executive officers on the same basis as our other employees.

Severance and Change-in-Control Agreements

      Finally, we also provide some of our executive officers with severance and change-in-control arrangements in their employment contracts. We believe that severance and change of control packages are a common characteristic of compensation for key executive officers. They are intended to provide our executive officers with a sense of security in making the commitment to dedicate their professional career to our success. Due to our size relative to other public companies and our operating history, we believe that severance and change-in-control arrangements are necessary to help us attract and retain necessary skilled and qualified executive officers to continue to grow our business. As described elsewhere in this proxy statement, Dr. Kasten, our former Chief Executive Officer, entered into an arrangement with the Company in connection with his resignation.

Our Compensation Policies

Section 162(m) Policy

      The Compensation Committee attempts to ensure full deductibility of compensation notwithstanding the limitation on the deductibility of certain compensation in excess of one million dollars under Section 162(m) of the Code.

The Company's stock options are designed so as to cause stock options and bonuses granted there under to be exempt from the limitations contained in
Section 162(m) of the Code.

Common Share Ownership Requirements

      While we have not adopted a formal written policy on common share ownership requirements, part of our compensation philosophy involves common share ownership by our executive officers, because we believe that it helps to align their financial interests with those of our shareholders. We also recognize, on the other hand, that our executive officers cannot acquire more than 10% of our common shares without triggering adverse tax consequences. In addition, we expect our executive officers to abide by the provisions of our 2004 Policy on Confidential Information and Insider Trading.

Timing of Awards

      Our Compensation Committee has the authority to issue equity awards under our Amended and Restated 1996 Incentive and Non-Qualified Option Plan. We expect that the Compensation Committee will continue making ongoing annual option awards to our executive officers and key employees. The Compensation Committee strives to ensure that any award is made in such a manner to avoid even the appearance of manipulation because of its award date.

Summary Compensation Table

      The following table sets forth the total compensation of the Company's Named Executive Officers for the fiscal year ended December 31, 2006. The Named Executive Officers are the Company's Chief Executive Officer, Chief Financial Officer, Chief Scientific Officer and the three other most highly compensated officers whose total compensation exceeded $100,000.

                           Summary Compensation Table

                                                                                             Change in
                                                                                           Pension Value
                                                                                                and
                                                                               Non-Equity   Nonqualified
                                                                               Inventive      Deferred         All
                                                           Stock    Option        Plan      Compensation      Other
                                      Salary      Bonus    Awards   Awards    Compensation    Earnings     Compensation     Total
Name and Principal Position    Year     ($)        ($)       ($)      ($)          ($)           ($)            ($)          ($)
                               ----   ------     -------   ------  ---------  ------------  ------------   ------------   ---------
Bernard L. Kasten, M.D.        2006    83,333         --      --          --        --            --         94,792         178,125
Chief Executive Officer (1)    2005   250,000         --      --          --        --            --             --         250,000
                               2004   113,636         --      --   2,556,000        --            --             --       2,669,636

Thomas N. Konatich             2006   233,333    117,500      --          --        --            --             --         350,833
Chief Financial Officer (2)    2005   230,000     35,000      --          --        --            --             --         265,000
                               2004   218,485     50,000      --      86,865        --            --             --         355,350

Dennis E. Hruby, Ph.D.         2006   229,166    174,500      --          --        --            --             --         403,666
Chief Scientific Officer       2005   225,000    112,500      --          --        --            --             --         337,500
                               2004   213,363     63,000      --     119,910        --            --             --         396,273

Eric A. Rose, M.D.             2006        --         --      --          --        --            --             --              --
Chief Executive Officer (3)    2005        --         --      --          --        --            --             --              --
                               2004        --         --      --          --        --            --             --              --

(1) Dr. Kasten became Chief Executive Officer on July 2, 2004. His annual salary was $250,000. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(2) Mr. Konatich was appointed to serve in an additional capacity as Acting Chief Executive Officer effective from May 1, 2006 through February 28, 2007.

(3)  Dr. Rose became Chief Executive Officer on March 1, 2007.

Salary

      The amounts reported in the "Salary" column above represent base salaries paid to each of the Named Executive Officers for the fiscal year ended 2006.

Bonus

      The amounts reported in the "Bonus" column above for the year ended December 31, 2006, include bonus which was paid in 2006 and bonus accrued as compensation for 2006 and paid in 2007.

Option Awards

      As of January 1, 1996, we adopted our 1996 Incentive and Non-Qualified Stock Option Plan. An amendment and restatement of such plan, as amended, was adopted on May 3, 2001 and was further refined by the Board of Directors on June 29, 2001 (the "Plan"). The Plan was approved by our stockholders at an annual meeting on August 15, 2001, and amended on January 8, 2004, to increase the maximum number of shares of common stock available for issuance under the Plan to 10,000,000. Stock options may be granted to key employees, consultants and outside directors pursuant to the Plan. The Plan was amended again at our annual meeting on May 26, 2005, when our stockholders voted to increase the maximum number of shares of common stock available for issuance under the Plan from 10,000,000 to 11,000,000.

      The Plan is administered by our Compensation Committee which determines persons to be granted stock options, the amount of stock options to be granted to each such person, and the terms and conditions of any stock options as permitted under the Plan. The members of the Compensation Committee are Michael
A. Weiner, M.D., Paul G. Savas and Donald G. Drapkin. See "Committees of the Board of Directors" above for more information.

      Both Incentive Options and Nonqualified Options may be granted under the Plan. An Incentive Option is intended to qualify as an incentive stock option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Any Incentive Option granted under the Plan will have an exercise price of not less than 100% of the fair market value of the shares on the date on which such option is granted. With respect to an Incentive Option granted to an employee who owns more than 10% of the total combined voting stock of SIGA or of any parent or subsidiary of SIGA, the exercise price for such option must be at least 110% of the fair market value of the shares subject to the option on the date the option is granted.

      The Plan, as amended, provides for the granting of options to purchase 11,000,000 shares of common stock, of which 7,546,145 options were outstanding as of December 31, 2006.

All Other Compensation

      The amount reported in the "All Other Compensation" reflects payments made to Dr. Kasten under his Separation Agreement with the Company, dated March 31, 2006.

Grants of Plan Based Awards

      No options or other grants of plan based awards were granted during the year ended December 31, 2006 to any named executive officer in their capacity as such; however, Dr. Eric A. Rose, who became our Chief Executive Officer on March 1, 2007, received an award of an option to purchase 10,000 shares of our common stock on December 19, 2006, in his capacity as a director of SIGA. Please see the section entitled "Directors' Compensation" below for a description of Dr. Rose's option award.

Employment Agreements

      We currently have employment agreements with Dr. Rose, Mr. Konatich and Dr. Hruby. These agreements became effective as of March 1, 2007 in the case of Dr. Rose and January 22, 2007 in the case of Mr. Konatich and Dr. Hruby. In fiscal year 2006, Mr. Konatich and Dr. Hruby were employed under prior employment agreements (which the current agreements amend and restate). In addition, we had an employment agreement with our former Chief Executive Officer, Dr. Bernard L. Kasten, during his term of employment.

      We have included below descriptions of the current employment agreements and those in effect as of December 31, 2006. As we believe that the current agreements are the most relevant for an understanding of the current arrangements with our named executive officers, we have included them first. However, we follow the current descriptions with descriptions of the prior agreements in place as of December 31, 2006, so that the relevant information is available for those matters in this proxy statement that are required to be disclosed as of December 31, 2006.

Eric A. Rose - Chief Executive Officer

      On January 31, 2007, we entered into an employment agreement with Dr. Eric
A. Rose, M.D., pursuant to which he became our Chief Executive Officer, effective as of March 1, 2007. The employment agreement expires on February 29, 2008, and, unless either party provides thirty (30) days notice prior to the end of the term, shall automatically renew for additional one (1) year periods thereafter. Pursuant to the employment agreement, we agree to pay to Dr. Rose an annual base salary of $400,000, subject to any cost of living adjustments as may be approved by our Board. Dr. Rose is also eligible to receive bonus payments (in either cash or stock options) as may be approved by the Board in its sole discretion. We may terminate his employment agreement (with or without cause), provided that upon any termination by us without cause (including, without limitation, termination without cause upon a change in control), or termination by Dr. Rose for good reason, we will be obligated to continue to pay Dr. Rose's base salary for one year, and all stock options and other stock-based grants to Dr. Rose shall immediately and irrevocably vest and become exercisable upon the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination. Further detail on our severance obligations to Dr. Rose, including the definitions of "cause," "good reason" and "change in control" is set forth below under the heading "Potential Payments Upon Termination or Change-in-Control."

Thomas N. Konatich - Chief Financial Officer

      On January 22, 2007, we entered into an amended and restated employment agreement with Thomas N. Konatich, our Chief Financial Officer, which replaced his prior employment agreement (which agreement is described in the following paragraph). Mr. Konatich also serves as our Vice President, Secretary and Treasurer, and from May 1, 2006 through February 28, 2007 served as our Acting Chief Executive Officer. The current employment agreement expires on January 22, 2009, and, unless either party provides thirty (30) days notice prior to the end of the term, shall automatically renew for additional one (1) year periods thereafter. Pursuant to the employment agreement, we agree to pay to Mr. Konatich an annual base salary of $250,000, subject to any cost of living adjustments as may be approved by our Board, and an annual cash bonus of $60,000. Mr. Konatich is also eligible to receive such additional bonus payments (in either cash or stock options) as may be approved by our Board in its sole discretion. We may terminate his employment agreement (with or without cause), provided that upon any termination by us without cause (including, without limitation, termination without cause upon a change in control), or termination by Mr. Konatich for good reason, we will be obligated to continue to pay Mr. Konatich's base salary for two (2) years, and all stock options and other stock-based grants to Mr. Konatich shall immediately and irrevocably vest and become exercisable upon the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination.

      Previously, Mr. Konatich was employed by SIGA under an employment agreement dated April 1, 1998, as amended on January 19, 2000, as amended and restated on October 6, 2000, as amended on each of January 31, 2002, November 5, 2002, July 29, 2004 and February 1, 2006. Mr. Konatich received an annual base salary of $230,000 and received a one-time payment of $50,000 for prior service as Acting Chief Executive Officer (which duties concluded on July 2, 2004). Mr. Konatich served as the Company's Chief Executive Officer from May 1, 2006 through February 28, 2007. His employment agreement provided for an additional bonus payment at the discretion of the Board of Directors and not to exceed twenty five percent (25%) of his annual base salary amount. He received options to purchase 95,000 shares of common stock, at $4.44 on April 1, 1998. The options vested on a pro rata basis on the first, second, third and fourth anniversaries of the agreement. On January 19, 2000, he received an additional grant to purchase 100,000 shares at an exercise price of $2.00 per share. These options vested on a pro rata basis each quarter through January 19, 2002. On January 31, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vested in eight equal quarterly installments beginning on April 20, 2002. On November 5, 2002, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $2.50 per share. 75,000 of these options vested immediately and 75,000 options vested on September 1, 2003. On July 29, 2004, Mr. Konatich was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share. 75,000 of these options vested immediately, with the remaining 75,000 options vesting on a pro rata basis from January 1, 2005 through December 31, 2005, with no provision for acceleration under any circumstances. Mr. Konatich was also eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA was permitted to terminate the employment agreement with or without cause (as such term was defined in his employment agreement), provided that upon any termination without cause, SIGA would have been obligated to continue to pay Mr. Konatich's salary and all other amounts due under the employment agreement for the remainder of the term. If Mr. Konatich had terminated due to a change of control (as such term was defined in his employment agreement), SIGA would have been required to pay Mr. Konatich a change in control amount (as such term was defined in his employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Mr. Konatich would have immediately and irrevocably vested and become exercisable upon the date of such event.

      Further detail on our severance obligations to Mr. Konatich, including the definitions in his current employment agreement of "cause," "good reason" and "change in control" is set forth below under the heading "Potential Payments Upon Termination or Change-in-Control."

Dr. Dennis E. Hruby - Chief Scientific Officer

      On January 22, 2007, we entered into an amended and restated employment agreement with Dr. Dennis E. Hruby, our Chief Scientific Officer which replaced his prior employment agreement (which agreement is described in the following paragraph). The current employment agreement expires on January 22, 2010. Pursuant to the employment agreement, we agree to pay to Dr. Hruby an annual base salary of $250,000, subject to any cost of living adjustments as may be approved by our Board, and an annual cash bonus of no less than twenty-five percent (25%) and no more than fifty percent (50%) of Dr. Hruby's base salary. Dr. Hruby is also eligible to receive such additional bonus payments (in either cash or stock options) as may be approved by our Board in its sole discretion. We may terminate his employment agreement (with or without cause), provided that upon any termination by us without cause (including, without limitation, termination without cause upon a change in control), or termination by Dr. Hruby for good reason, we will be obligated to continue to pay Dr. Hruby's base salary for two years, and all stock options and other stock-based grants to Dr. Hruby shall immediately and irrevocably vest and become exercisable upon the date of termination and shall remain exercisable for a period of not less than two (2) years from the date of termination.

      Previously, we employed Dr. Hruby under an employment agreement dated January 1, 1998, as amended on each of June 16, 2000, January 31, 2002, October 3, 2002 and July 29, 2004. This employment agreement would have expired on December 31, 2007, had the new employment agreement (discussed above) not been entered into. Dr. Hruby received a base salary of $225,000 per year, and his employment agreement also provided for additional bonus payments at the discretion of the Board of Directors and not to exceed fifty percent (50%) of his base salary amount. Dr. Hruby received options to purchase 10,000 shares of common stock at an exercise price of $5.00 per share on April 1, 1997 and 40,000 shares of common stock at an exercise price of $4.63 per share on April 1, 1998. The options became exercisable on a pro rata basis on the first, second, third and fourth anniversaries of the employment agreement. Under the June 16, 2000 amendment, Dr. Hruby was granted options to purchase 125,000 shares of SIGA's common stock at $2.00 per share. The options vested ratably over the remaining term of the amendment. The January 31, 2002 amendment changed the terms of the lock-up agreed to in the June 16, 2000 amendment to the employment agreement limiting Hruby's ability to sell SIGA stock. On January 31, 2002, Dr. Hruby was granted an Incentive Stock Option to purchase 50,000 shares at an exercise price of $3.94 per share. Such options vested in four equal annual installments beginning on August 15, 2002. As part of the October 3, 2002 amendment, Dr. Hruby was granted an option to purchase 300,000 shares of common stock. Options with respect to 75,000 shares vested upon the signing of the amendment and an additional 75,000 vested on a pro rata basis on September 1 of each 2003, 2004 and 2005. The options have an exercise price of $2.50 per share. Dr. Hruby surrendered his option to purchase up to 50,000 shares of common stock of SIGA at an exercise price of $3.94 that he was granted under an earlier amendment. On July 29, 2004, Dr. Hruby was granted an Incentive Stock Option to purchase 150,000 shares at an exercise price of $1.40 per share, which options vested in 75,000 share increments on December 31 of each year, commencing December 31, 2005. Dr. Hruby was eligible to receive additional stock options and bonuses at the discretion of the Board of Directors. SIGA was permitted to terminate the employment agreement with or without cause (as such term is defined in the employment agreement), provided that upon any termination without cause SIGA would have been obligated to continue to pay Dr. Hruby's salary for the remainder of the term. In addition, SIGA had the right to terminate Dr. Hruby's employment upon one (1) year written notice with such termination being treated as a termination for cause. If Dr. Hruby was terminated due to a change of control (as such term was defined in his employment agreement), SIGA would have been required to pay Dr. Hruby a change in control amount (as such term was defined in his employment agreement) plus his accrued and unpaid base salary, and, upon the first event constituting a change of control, all stock options and other stock-based grants to Dr. Hruby would have immediately and irrevocably vested and become exercisable upon the date of such event.

      Further detail on our severance obligations to Dr. Hruby including the definitions in his current employment agreement of "cause," "good reason" and "change in control" is set forth below under the heading "Potential Payments Upon Termination or Change-in-Control."

Dr. Bernard L. Kasten - Former Chief Executive Officer

      We employed Dr. Bernard L. Kasten, as SIGA's Chief Executive Officer, under an employment agreement dated July 2, 2004. Dr. Kasten received an annual base salary of $250,000 and his employment agreement also provided for additional bonus payments at the discretion of the Board of Directors. On July 2, 2004, he received options to purchase 2,500,000 shares of common stock with an exercise price of $1.30 per share, of which 500,000 shares vested on the date of grant; with respect to the next 1,000,000 shares, an additional 166,666 shares vested on the end of each six (6) month period after date of grant until the end of the sixth six (6) month period at which time 166,667 shares were to vest. Effective April 30, 2006, SIGA and Dr. Kasten reached an agreement for Dr. Kasten's resignation. In connection with such agreed upon resignation, SIGA and Dr. Kasten entered into a Separation Agreement dated March 31, 2006 (the "Separation Agreement"). Under the provisions of the Separation Agreement, Dr. Kasten received his salary on the existing terms and conditions as set forth in his employment agreement with SIGA, dated July 2, 2004 (the "Kasten Employment Agreement") in lieu of any other severance or payment, through September 16, 2006 (the "Separation Period"). Concurrently with the execution of the Separation Agreement, SIGA and Dr. Kasten also amended Dr. Kasten's Incentive Stock Option Agreement such that Dr. Kasten's "Milestone Options" (as such term is defined in the Kasten Employment Agreement) were cancelled and Dr. Kasten's "Time Vested Options" (as such term is defined in the Kasten Employment Agreement) were amended such that with respect to the Time Vested Options which had not vested as of the date of the Separation Agreement, such options will vest as follows: with respect to 166,666 shares as of July 2, 2006 and with respect to the remaining 83,334 shares, as of January 2, 2007. Time Vested Options granted to Dr. Kasten which vested prior to the date of the Separation Agreement shall remain unchanged. Dr. Kasten was also permitted to continue to receive medical and/or dental insurance benefits under the relevant SIGA plans until (i) the end of the Remaining Tenure (defined as the earlier of April 30, 2006 or Dr. Kasten's obtaining new employment), (ii) he becomes entitled to Medicare or (iii) he becomes eligible for coverage under medical and/or dental insurance benefit plans, as the case may be, of another employer through his future employment, whichever occurs first. The Separation Agreement also contains mutual non-disparagement and release terms, requires that Dr. Kasten remain available to SIGA on a reasonable basis for transitional purposes during the Separation Period and requires SIGA to indemnify Dr. Kasten under the terms of its certificate of incorporation and bylaws for acts relating to his employment.

Outstanding Equity Awards at Fiscal Year End

      The following table provides certain summary information concerning unexercised options and equity incentive plan awards for each Named Executive Officer as of December 31, 2006.

                                                             Option Awards

                                                                   Equity
                                                                 Incentive
                                                                    Plan
                                 Number of       Number of        Awards:
                                Securities      Securities       Number of
                                Underlying      Underlying       Securities
                                Unexercised     Unexercised      Underlying
                                  Options         Options       Unexercised       Option           Option
                                    (#)             (#)           Unearned       Exercise       Expiration
 Name and Principal Position    Exercisable    Unexercisable   Options (#)      Price ($)          Date

Bernard L. Kasten, M.D.            100,000           --             --             1.81          3/20/2007
Chief Executive Officer (1)      1,250,000           --             --             1.30           7/2/2014

Thomas N. Konatich                  95,000           --             --             4.44           4/1/2008
Chief Financial Officer (2)        100,000           --             --             2.00          1/19/2010
                                    50,000           --             --             3.94          1/31/2012
                                   150,000           --             --             2.50         11/15/2012
                                   150,000           --             --             1.40          7/29/2014

Dennis E. Hruby, Ph.D.              10,000           --             --             5.00           4/1/2007
Chief Scientific Officer            40,000           --             --             4.63           4/1/2008
                                   125,000           --             --             2.00          5/25/2010
                                   300,000           --             --             2.50          7/23/2012
                                   150,000           --             --             1.40          6/29/2014

Eric A. Rose, M.D.                 600,000           --             --             2.50           5/3/2001
Chief Executive Officer (3)         10,000           --             --             1.22           6/2/2005
                                    10,000           --             --             2.72         12/19/2006


                                                         Stock Awards

                                                                                     Equity
                                                                   Equity           Incentive
                                                                  Incentive       Plan Awards:
                                                                Plan Awards:        Market or
                                 Number of       Market           Number of          Payout
                                 Shares or      Value of          Unearned          Value of
                                  Units of      Shares or       Shares, Units       Unearned
                                    Stock        Units of         or Other        Shares, Units
                                    That        Stock That       Rights That        or Other
                                  Have Not       Have Not         Have Not        Rights That
 Name and Principal Position       Vested       Vested (#)       Vested (#)         have Not
                                                                                   vested ($)
Bernard L. Kasten, M.D.              --             --              --               --
Chief Executive Officer (1)          --             --              --               --

Thomas N. Konatich                   --             --              --               --
Chief Financial Officer (2)          --             --              --               --
                                     --             --              --               --
                                     --             --              --               --
                                     --             --              --               --

Dennis E. Hruby, Ph.D.               --             --              --               --
Chief Scientific Officer             --             --              --               --
                                     --             --              --               --
                                     --             --              --               --
                                     --             --              --               --

Eric A. Rose, M.D.                   --             --              --               --
Chief Executive Officer (3)          --             --              --               --
                                     --             --              --               --

(1) Dr. Kasten became Chief Executive Officer on July 2, 2004. His annual salary was $250,000. Dr. Kasten resigned as Chief Executive Officer of SIGA effective as of April 30, 2006.

(2) Mr. Konatich was appointed to serve in an additional capacity as Acting Chief Executive Officer effective from May 1, 2006 through February 28, 2007.

(3)   Dr. Rose became Chief Executive Officer on March 1, 2007.

Option Exercises and Stock Vested

      During the fiscal year ended December 31, 2006 no options were exercised by any of our officers. Our officers did not receive any stock awards during the current year or any other year.

Fiscal Year-End Option Values

      The following table provides certain summary information concerning stock options held as of December 31, 2006 by SIGA's Named Executive Officers.

                                  Number of Securities              Value of Unexercised
                                Underlying Unexercised            In-The-Money Options At
                                       Options #                  Fiscal Year-End ($) (1)
                              Exercisable    Unexercisable      Exercisable    Unexercisable
Bernard L. Kasten, M.D         1,350,000            --           $3,256,500            --
Thomas N. Konatich               545,000            --           $  715,000            --
Dennis E. Hruby, Ph.D.           625,000            --           $  946,250            --
Eric A. Rose, M.D                620,000            --           $  785,600            --

(1) Based upon the closing price on December 31, 2006, as reported on the Nasdaq SmallCap Market and the exercise price per option.

Potential Payments Upon Termination or Change in Control

Severance Arrangement for Thomas N. Konatich

      The following table and footnotes describe and quantify the potential payments upon termination or change in control for Mr. Konatich, assuming that termination or change-in-control was effective as of December 31, 2006:

                                           Termination by the
                                            Company without
                                            cause (or by the     Termination upon    Termination by the
                                            officer for good        death or          Company due to a
     Thomas N. Konatich                          cause)            disability        change in control
Aggregate monthly cash payments              $   249,167           $        --           $        --
Lump sum cash payment                                 --                    --               249,167
Value of accelerated stock options                    --                    --                    --
                                             -----------           -----------           -----------
     Total                                   $   249,167           $        --           $   249,167
                                             ===========           ===========           ===========

      Pursuant to Mr. Konatich's prior employment agreement (which was in effect as of December 31, 2006), the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

            o     Termination by the Company for cause.

            o Termination by the Company based on Mr. Konatich's death or disability.

            o Termination by the Company without cause (or by Mr. Konatich for good reason).

            o     Termination by the Company due to a change in control.

Payments Upon any Termination other than in connection with a Change in Control:

      If Mr. Konatich was terminated for cause or disability, or if he resigned for reasons other than a material breach by the Company of its obligations under his employment agreement, or a material reduction of his duties, or if he died, then the Company had no obligation to pay Mr. Konatich any amount, whether for salary, benefits, bonuses, or other compensation or expense reimbursements of any kind, accruing after his termination, and such rights would be, except as otherwise required by law, forfeited immediately upon termination. However, payments of base salary would continue until the expiration of the employment agreement where Mr. Konatich was terminated for death or disability. If the Company had terminated Mr. Konatich without cause, then the Company would have been obligated to continue to pay Mr. Konatich's salary and all other amounts due under the employment agreement for the remainder of the term of the employment agreement (as if no early termination had occurred).

Payments Upon any Termination in connection with a Change in Control:

Applicability. The change in control provisions applied if Mr. Konatich's employment was terminated (or a notice of termination is given) 90 days prior to or within 18 months after a change in control. Pursuant to the employment agreement, a change in control would have occurred (i) upon an acquisition of 35% of the voting power of economic interest of the Company's common stock, (ii) certain changes in the majority of the board of director's membership, (iii) the approval by the Company's stockholders of certain reorganizations, mergers or consolidations, (iv) the sale or other disposition of more than 50% of the Company's assets, (iv) a fundamental change in the business or (v) a hostile takeover.

Change of Control Payment. If Mr. Konatich was terminated within the applicable period other than for death, disability, or by him without cause, the Company would have been required to pay to him, in a lump sum, on or prior to the 5th day following the date of termination, an amount equal to his salary and all other amounts due under his employment agreement for the remainder of its term, plus a gross up payment and any accrued and unpaid base salary.

Stock Option Floor. Upon a change in control all stock options and other stock-based grants to Mr. Konatich by SIGA would have immediately vested and become exercisable as of such date.

Gross Up Payment. If Mr. Konatich had incurred the excise tax imposed by the IRS on "Excess Parachute Payments" the Company would have been required to pay an additional amount such that the amount retained by Mr. Konatich after deduction of any excise tax on both the Excess Parachute Payment and any federal, state and local income tax (together with penalties and interest) as well as the excise tax due on the gross up itself would have been equal to the amounts he would have received upon a change of control had no such tax been imposed.

Satisfactory Alternative. Mr. Konatich's rights with respect to a change in control termination would not have applied if, prior to or simultaneously with a such a termination due to a change in control, he was offered employment within the New York Metro area by another business as its chief financial officer at a level of compensation equal to or greater than his compensation by the Company.

      Pursuant to Mr. Konatich's current employment agreement (which was effective as of January 22, 2007), the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

            o Termination by the Company without cause or by Mr. Konatich for good reason.

            o Termination by the Company within 90 days of the occurrence of a change in control (other than for cause)

            o Termination by the Company for cause or by Mr. Konatich without good reason.

            o Termination by the Company based on Mr. Konatich's death or total disability.

      If Mr. Konatich's employment agreement is terminated without cause or if Mr. Konatich terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for two (2) years; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Mr. Konatich shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination.

      If Mr. Konatich's employment agreement is terminated within 90 days after the occurrence of a change in control other than for cause, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for two (2) years; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Mr. Konatich shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination.

      If Mr. Konatich's employment is terminated for cause, or if he voluntarily terminates his employment, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy;
(iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

      If Mr. Konatich's employment is terminated prior to the expiration of the term by reason of death or total disability, his estate or beneficiaries will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

Severance Arrangement for Dr. Hruby

      The following table and footnotes describe and quantify the potential payments upon termination or change in control for Dr. Hruby, assuming that termination or change-in-control was effective as of December 31, 2006:

                                      Termination by the
                                       Company without
                                       cause (or by the    Termination upon      Termination by the
                                       officer for good        death or            Company due to a
     Dr. Dennis E. Hruby                    cause)            disability          change in control
Aggregate monthly cash payments         $    225,000         $         --            $         --
Lump sum cash payment                             --                   --                 225,000
Value of accelerated stock options                --                   --                      --
                                        ------------         ------------            ------------
     Total                              $    225,000         $         --            $    225,000
                                        ============         ============            ============

      Pursuant to Dr. Hruby's prior employment agreement (which was in effect as of December 31, 2006), the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

            o Termination by the Company for cause (including by providing one (1) year written notice with such termination being treated as a termination for cause).

            o Termination by the Company based on Dr. Hruby's death or disability.

            o Termination by the Company without cause (or by Dr. Hruby for good reason).

            o     Termination by the Company due to a change in control.

Payments Upon any Termination other than in connection with a Change in Control:

      If Dr. Hruby was terminated for cause or disability, or if he resigned for reasons other than a material breach by the Company of its obligations under his employment agreement, or a material reduction of his duties, or if he died, then the Company had no obligation to pay Dr. Hruby any amount, whether for salary, benefits, bonuses, or other compensation or expense reimbursements of any kind, accruing after his termination, and such rights would be, except as otherwise required by law, forfeited immediately upon termination. However, payments of base salary would continue until the expiration of the employment agreement where Dr. Hruby was terminated for death or disability. If the Company had terminated Dr. Hruby without cause, then the Company would have been obligated to continue to pay Dr. Hruby's salary and all other amounts due under the employment agreement for the remainder of the term of the employment agreement (as if no early termination had occurred).

Payments Upon any Termination in connection with a Change in Control:

Applicability. The change in control provisions applied if Dr. Hruby's employment was terminated (or a notice of termination is given) 90 days prior to or within 12 months after a change in control. Pursuant to the employment agreement, a change in control would have occurred (i) upon an acquisition of 35% of the voting power of economic interest of the Company's common stock, (ii) certain changes in the majority of the board of director's membership, (iii) the approval by the Company's stockholders of certain reorganizations, mergers or consolidations, (iv) the sale or other disposition of more than 50% of the Company's assets, (iv) a fundamental change in the business or (v) a hostile takeover.

Change of Control Payment. If Dr. Hruby was terminated within the applicable period other than for death, disability, or by him for any reason, the Company would have been required to pay to him, in a lump sum, on or prior to the 5th day following the date of termination, an amount equal to his salary and all other amounts due under his employment agreement for the remainder of its term, plus a gross up payment and any accrued and unpaid base salary.

Stock Option Floor. Upon a change in control all stock options and other stock-based grants to Dr. Hruby by SIGA would have immediately vested and become exercisable as of such date.

Gross Up Payment. If Dr. Hruby had incurred the excise tax imposed by the IRS on "Excess Parachute Payments" the Company would have been required to pay an additional amount such that the amount retained by Dr. Hruby after deduction of any excise tax on both the Excess Parachute Payment and any federal, state and local income tax (together with penalties and interest) as well as the excise tax due on the gross up itself would have been equal to the amounts he would have received upon a change of control had no such tax been imposed.

Satisfactory Alternative. Dr. Hruby's rights with respect to a change in control termination would not have applied if, prior to or simultaneously with such a termination due to a change in control, he was offered employment within 50 miles of Albany Oregon by another business at a level of compensation equal to or greater than his compensation by SIGA

      Pursuant to Dr. Hruby's current employment agreement (which was effective as of January 22, 2007), the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

            o Termination by the Company without cause or by Dr. Hruby for good reason.

            o Termination by the Company within 90 days of the occurrence of a change in control (other than for cause)

            o Termination by the Company for cause or by Dr. Hruby without good reason.

            o Termination by the Company based on Dr. Hruby's death or total disability.

      If Dr. Hruby's employment agreement is terminated without cause or if Dr. Hruby terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for two (2) years; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Hruby shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than two (2) years from the date of termination.

      If Dr. Hruby's employment agreement is terminated within 90 days after the occurrence of a change in control other than for cause, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for two (2) years; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Hruby shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than two (2) years from the date of termination.

      If Dr. Hruby's employment is terminated for cause, or if he voluntarily terminates his employment, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy;
(iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

      If Dr. Hruby's employment is terminated prior to the expiration of the term by reason of death or total disability, his estate or beneficiaries will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

Severance Arrangement for Dr. Bernard Kasten

      Dr. Bernard L. Kasten served as SIGA's Chief Executive Officer from July 2, 2004 to April 30, 2006, under an employment agreement dated July 2, 2004.
Effective April 30, 2006, SIGA and Dr. Kasten reached an agreement for Dr. Kasten's resignation. In connection with such agreed upon resignation, SIGA and Dr. Kasten entered into a Separation Agreement dated March 31, 2006 (the "Separation Agreement"). Under the provisions of the Separation Agreement, Dr. Kasten received his salary on the existing terms and conditions as set forth in his employment agreement with SIGA, dated July 2, 2004 (the "Kasten Employment Agreement") in lieu of any other severance or payment, through September 16, 2006 (the "Separation Period"). Concurrently with the execution of the Separation Agreement, SIGA and Dr. Kasten also amended Dr. Kasten's Incentive Stock Option Agreement such that Dr. Kasten's "Milestone Options" (as such term is defined in the Kasten Employment Agreement) were cancelled and Dr. Kasten's "Time Vested Options" (as such term is defined in the Kasten Employment Agreement) were amended such that with respect to the Time Vested Options which had not vested as of the date of the Separation Agreement, such options vested as follows: with respect to 166,666 shares, as of July 2, 2006, and with respect to the remaining 83,334 shares, as of January 2, 2007. Time Vested Options granted to Dr. Kasten which vested prior to the date of the Separation Agreement shall remain unchanged. Dr. Kasten was permitted to continue to receive medical and/or dental insurance benefits under the relevant SIGA plans until (i) the end of the Remaining Tenure (defined as the earlier of April 30, 2006 or Dr. Kasten's obtaining new employment), (ii) he became entitled to Medicare or (iii) he became eligible for coverage under medical and/or dental insurance benefit plans, as the case may be, of another employer through his future employment, whichever occurred first. The Separation Agreement also contains mutual non-disparagement and release terms, requires that Dr. Kasten remain available to SIGA on a reasonable basis for transitional purposes during the Separation Period and requires SIGA to indemnify Dr. Kasten under the terms of its certificate of incorporation and bylaws for acts relating to his employment.

Severance Arrangement for Dr. Rose

      Pursuant to Dr. Rose's current employment agreement (which was effective as of January 22, 2007), the following termination and change in control-related circumstances would trigger payments or the provision of other benefits:

            o Termination by the Company without cause or by Dr. Rose for good reason.

            o Termination by the Company within 90 days of the occurrence of a change in control (other than for cause)

            o Termination by the Company for cause or by Dr. Rose without good reason.

            o Termination by the Company based on Dr. Rose's death or total disability.

      If Dr. Rose's employment agreement is terminated without cause or if Dr. Rose terminates his employment for good reason, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for one (1) year; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Rose shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination.

      If Dr. Rose's employment agreement is terminated within 90 days after the occurrence of a change in control other than for cause, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants, (v) the continued payment of his salary for one (1) year; and (vi) the Company shall take all such action as is necessary such that all stock options and other stock-based grants to Dr. Rose shall, immediately and irrevocably vest and become exercisable as of the date of termination and shall remain exercisable for a period of not less than one (1) year from the date of termination.

      If Dr. Rose's employment is terminated for cause, or if he voluntarily terminates his employment, he will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy;
(iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

      If Dr. Rose's employment is terminated prior to the expiration of the term by reason of death or total disability, his estate or beneficiaries will be entitled to the following: (i) any accrued but unpaid salary for services rendered through the date of termination (ii) any vacation accrued to the date of termination, in accordance with Company policy; (iii) any accrued but unpaid expenses through the date of termination required to be reimbursed in accordance with his employment agreement; and (iv) any benefits to which he may be entitled upon termination pursuant to the plans, programs and grants referred to in the employment agreement in accordance with the terms of such plans, programs and grants.

Other General Terms

Circumstances Triggering Payments

      "Cause," "good reason" and "change of control" are defined in Dr. Rose, Mr. Konatich and Dr. Hruby's current employment agreement as follows:

"Cause" generally includes:

      o executive officer's neglect or failure or refusal to perform his duties under the applicable employment agreement (other than as a result of total or partial incapacity due to physical or mental illness);

      o any act by or omission of executive officer constituting gross negligence or willful misconduct in connection with the performance of his duties that could reasonably be expected to materially injure the reputation, business or business relationships of the Company or any of its affiliates;

      o     perpetration   of  an  intentional  and  knowing  fraud  against  or
            affecting the Company or any of its affiliates or any customer, client, agent, or employee thereof;

      o the commission by or indictment of executive officer for (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud ("indictment," for these purposes, meaning a United States-based indictment, probable cause hearing or any other procedure pursuant to which an initial determination of probable or reasonable cause with respect to such offense is made);

      o the breach of a covenant set forth in the applicable employment agreement; or

      o     any other material breach the applicable employment agreement.

"Good reason" generally includes:

      o     the Company failing to pay the executive officer his base salary;

      o executive officer no longer holding his agreed upon office or offices of equivalent stature, or his functions and/or duties being materially diminished; or

      o executive officer's job site being involuntarily relocated to a location which is more than fifty (50) miles from the agreed upon region.

a "Change in Control" is deemed to occur upon:

      o the consummation of a transaction or a series of related transactions pursuant to which any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act"), other than the executive officer, his designee(s) or "affiliate(s)" (as defined in Rule 12b-2 under the Exchange Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing forty percent (40%) or more of the combined voting power of the Company's then outstanding securities;

      o stockholders of the Company approve a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than eighty percent (80%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

      o     the   stockholders  of  the  Company  approve  a  plan  of  complete liquidation of the Company or an agreement for the sale or disposition by the Company of, or the Company sells or disposes of, all or substantially all of the Company's assets.

Pursuant to their current employment agreements, during the term thereof plus an additional twenty four months thereafter, Dr. Rose, Mr. Konatich and Dr. Hruby have agreed not to engage in any competitive business with us or to induce our employees to terminate their employment or to solicit our customers. We agree to indemnify each of them under their respective employment agreement for liabilities incurred because of their employment and to provide each of them with the full protection of any directors' and officers' liability insurance policies maintained generally for the benefit of our officers.

Under their prior employment agreement, Mr. Konatich and Dr. Hruby also had confidentiality and non-competition obligations to the Company.

Equity Compensation Plan Information

      The following table sets forth certain compensation plan information with respect to both equity compensation plans approved by security holders and equity compensation plans not approved by security holders as of December 31, 2006:

                                      Number of                                  Number of securities
                                   securities to be       Weighted-average        remaining available
                                     issued upon           exercise price         for future issuance
                                     exercise of           of outstanding            under equity
                                     outstanding              options,            compensation plans
                                  options, warrants         warrants and         (excluding securities
Plan Category                         and rights               rights            reflected in column (a))
                                         (a)                     (b)                      (c)
Equity compensation plans
approved by security holders (1)        7,546,145                $2.07                2,341,399

Equity compensation plans not
approved by security holders              190,000                $2.00                       --

Total                                   7,736,145                $2.07                2,341,399

(1)   SIGA   Technologies,   Inc.,  Amended  and  Restated  1996  Incentive  and
      Non-Qualified Stock Option Plan.

      On December 31, 2006, options awarded outside of the Company's equity compensation plan included 125,000 options awarded to an employee and 65,000 options awarded to consultants. In May 2000, the Company awarded its Chief Scientific Officer options to acquire 125,000 shares of the Company's common stock at an exercise price of $2.00 per share. In July 2000, the Company entered into an agreement with a consultant to serve as the Company's public relations agent and awarded the consultant options to acquire shares of the Company's common stock. On December 31, 2006, the consultant held 27,500 options and 37,500 options with an exercise price of $1.50 per share and $1.75 per share, respectively.

Director Compensation

      During the fiscal year ending December 31, 2006, the named Directors and Officers of SIGA received long-term incentive compensation under the Plan as shown in the following table.

                                                                         Non-Equity
                                                                          Incentive      Nonqualified
                              Fees Earned       Stock      Option           Plan           Deferred       All Other
                               or paid in      Awards      Awards       Compensation     Compensation    Compensation    Total
Name                            Cash ($)         ($)         ($)             ($)         earnings ($)        ($)          ($)
James J. Antal (3) (4)           17,000           --        14,850            --              --              --         31,850
Thomas E. Constance              10,000           --        14,850            --              --              --         24,850
Donald G. Drapkin (6)             9,000           --        14,850            --              --              --         23,850
Scott M. Hammer, M.D. (2)            --           --        37,125            --              --              --         37,125
Bernard L. Kasten, M.D. (1)       5,000           --            --            --              --              --          5,000
Adnan M. Mjalli, Ph.D.            9,000           --        14,850            --              --              --         23,850
Mehmet C. Oz, M.D.                5,000           --        14,850            --              --              --         19,850
Eric A. Rose, M.D. (5)            9,000           --        14,850            --              --              --         23,850
Paul G. Savas (3) (6)            20,000           --        14,850            --              --              --         34,850
Judy S. Slotkin (3) (4)          17,500           --        14,850            --              --              --         32,350
Michael Weiner, M.D. (4) (6)     11,000           --        14,850            --              --              --         25,850

(1)   Dr. Kasten served on our Board of Directors until December 19, 2006.

(2) Dr. Hammer was elected to serve on our Board of Directors on December 19, 2006.

(3)   Member of the Audit Committee

(4)   Member of the Nominating and Corporate Governance Committee

(5)   Chairman of the Board

(6)   Member of the Compensation Committee

         The aggregate number of stock option awards held by each of the directors at December 31, 2006, and the number of stock option awards granted in the current fiscal year are shown in the following table:

                                                            Total Option
                                    Option Awards              Awards
                                     During the             Outstanding
                                    Current Year          at December 31,
Name                                     (#)                  2006 (#)

James J. Antal                           10,000                 45,000
Thomas E. Constance                      10,000                245,000
Donald G. Drapkin                        10,000              1,145,000
Scott M. Hammer, M.D.                    25,000                 25,000
Bernard L. Kasten, M.D.                      --              1,350,000
Adnan M. Mjalli, Ph.D.                   10,000                 45,000
Mehmet C. Oz, M.D.                       10,000                120,000
Eric A. Rose, M.D.                       10,000                620,000
Paul G. Savas                            10,000                 45,000
Judy S. Slotkin                          10,000                 45,000
Michael Weiner, M.D.                     10,000                120,000

Director Fees and Equity Compensation

      Directors who are not currently receiving compensation as officers or employees of the Company or any of its affiliates receive $1,000 per meeting for board meetings and will be reimbursed for expenses incurred by them in connection with serving on our Board of Directors. The chairman of the Audit Committee will receive $1,000 per meeting for meetings of the Audit Committee and all other members of the Audit Committee will receive $500 per meeting for meetings of the Audit Committee. Members of Compensation Committee and Nominating and Corporate Governance Committee will receive $500 per meeting for meetings of the Compensation Committee and Nominating and Corporate Governance Committee.

      Non-employee directors will receive an initial grant of 25,000 options, upon such non-employee director's first election to the Board of Directors, which such options will be granted under SIGA's Amended and Restated 1996
Incentive and Non-Qualified Stock Option Plan. In addition, non-employee directors will receive an annual grant of 10,000 options under SIGA's Amended and Restated 1996 Incentive and Non-Qualified Stock Option Plan, made at each Annual Meeting and commencing with the 2005 Annual Meeting. All such options have an exercise price equal to the fair market value of the underlying SIGA shares on the date of grant.

                        TRANSACTIONS WITH RELATED PERSONS

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PERSONS

      The Company's policies and procedures for reviewing, approving, and ratifying transactions with related persons are set forth in a written policy. See "Annex A" to this proxy statement for the full "Statement of Policy with respect to Related Party Transactions."

      Under these procedures, at each calendar year's first regularly scheduled Audit Committee meeting, management recommends related party transactions be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions, if applicable. After review, the Audit Committee either approves or disapproves such transactions, and at each subsequently scheduled meeting, management is required to update the Audit Committee as to any material change to those proposed transactions.

      Further, in the event management recommends any further related party transactions subsequent to the first calendar year meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee; provided that, if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transactions.

      In addition, with respect to any related party transaction that includes a compensation component, management will submit the terms of such proposed compensation (or any subsequent material changes to such compensation) to the Compensation Committee for its review. After its review, the Compensation Committee either approves or disapproves the compensation component of the related party transaction and informs management and the Audit Committee of such approval or disapproval.

TRANSACTIONS WITH RELATED PERSONS

      Based on information provided by the directors and the executive officers, the Audit Committee determined that there were no related person transactions to be reported in this proxy statement other than:

      During the year ended December 31, 2006, we were billed by an affiliate of TransTech Pharma, for services provided in connection with the manufacturing of our leading drug candidate, SIGA-246.

      Kramer Levin Naftalis and Frankel LLP, the Company's legal counsel billed the Company for legal services provided to the Company.

                                 PROPOSAL NO. 2

                         RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as SIGA's independent registered public accounting firm to audit the financial statements of SIGA for the fiscal year ending December 31, 2007, and recommends that stockholders vote for ratification of this appointment. PricewaterhouseCoopers LLP has audited SIGA's financial statements since January 1997. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. The affirmative vote of a majority of the total votes cast on such proposal in person or by proxy at the Annual Meeting will be required to ratify the selection of PricewaterhouseCoopers LLP.

      If the stockholders fail to ratify the selection, the Audit Committee will reconsider its selection of auditors. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year, if it determines that such change would be in the best interests of SIGA and its stockholders.

Audit Fees

      PricewaterhouseCoopers LLP billed SIGA $235,000 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2006, reviews of the interim financial statements included in SIGA's Forms 10-Q filed during the year ended December 31, 2006 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2006.

      PricewaterhouseCoopers LLP billed SIGA $184,300 in the aggregate, for professional services rendered by them for the audit of SIGA's annual financial statements for the fiscal year ended December 31, 2005, reviews of the interim financial statements included in SIGA's Forms 10-Q filed during the year ended December 31, 2005 and consents and reviews of various documents filed with the SEC during the year ended December 31, 2005.

Audit Related Fees

      PricewaterhouseCoopers LLP billed SIGA $183,236 in the aggregate, for audit related services rendered by them during the year ended December 31, 2006.

      There were no Audit Related Fees in 2005.

Tax Fees

      PricewaterhouseCoopers LLP did not render any professional services for tax compliance, tax advice or tax planning during either of the fiscal years ended December 31, 2006 or December 31, 2005.

All Other Fees

      PricewaterhouseCoopers LLP did not provide any products or render any professional services (other than those covered above under "Audit Fees," "Audited Related Fees" and "Tax Fees") during either of the fiscal years ended December 31, 2006 or December 31, 2005.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

      The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services.

      SIGA did not make use in fiscal year 2005 of the rule that waives pre-approval requirements for non-audit services in certain cases if the fees for these services constitute less than 5% of the total fees paid to the auditor during the year.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION (ITEM 2 OF THE ENCLOSED PROXY CARD) OF THE APPOINTMENT OF
 PRICEWATERHOUSECOOPERS LLP AS SIGA'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING
    FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

                             STOCKHOLDER PROPOSALS

      Stockholder proposals to be presented at the 2008 Annual Meeting of Stockholders, for inclusion in SIGA's proxy statement and form of proxy relating to that meeting, must be received by SIGA at its offices in New York, New York, addressed to the Secretary, not later than January 1, 2008. Such proposals must comply with SIGA's By-Laws and the requirements of Regulation 14A of the Securities Exchange Act of 1934 (the "Exchange Act").

      In addition, Rule 14a-4 of the Exchange Act governs SIGA's use of its discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in the proxy statement. With respect to SIGA's 2008 Annual Meeting of Stockholders, if SIGA is not provided notice of a stockholder proposal prior to March 1, 2008, SIGA will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                              SECTION 16 BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Exchange Act requires SIGA's officers and directors, and persons who own more than ten percent of a registered class of SIGA's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent stockholders are required by Securities and Exchange Commission regulation to furnish SIGA with copies of all Section 16(a) reports that they file.

      Based solely upon review of the copies of such reports furnished to SIGA and written representations from certain of SIGA's executive officers and directors that no other such reports were required, SIGA believes that during the fiscal year ended December 31, 2006, each of the following individuals failed to file on a timely basis one report relating to one transaction as required by Section 16 of the exchange Act: Dr. Rose, Mr. Antal, Mr. Constance, Mr. Drapkin, Dr. Hammer, Dr. Mjalli, Dr. Oz, Mr. Savas, Ms. Slotkin and Dr. Weiner. All reports were subsequently filed.

           AVAILABILITY OF ANNUAL REPORT AND FORM 10-K TO STOCKHOLDERS

      SIGA's Annual Report to Stockholders for the year ended December 31, 2006 accompanies this proxy statement. SIGA will provide to any stockholder, upon written request and without charge, a copy of its most recent Report on Form 10-K, including the financial statements, as filed with the Securities and Exchange Commission. All requests for such reports should be directed to the Chief Financial Officer, 420 Lexington Avenue, Suite 408, New York, New York 10170, telephone number (212) 672-9100.

                                  OTHER MATTERS

      At the date of this proxy statement, management was not aware that any matters not referred to in this proxy statement would be presented for action at the Annual Meeting. If any other matters should come before the Annual Meeting, the persons named in the accompanying proxy will have discretionary authority to vote all proxies in accordance with their best judgment, unless otherwise restricted by law.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Thomas N. Konatich
                                              ----------------------
                                              Thomas N. Konatich
                                              Secretary

Dated: April 27, 2007

                             SIGA TECHNOLOGIES, INC.
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2007

      The undersigned hereby appoints Thomas N. Konatich as attorney and proxy of the undersigned, with full power of substitution, to vote all of the shares of stock of SIGA Technologies, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of SIGA Technologies, Inc. to be held at the offices of Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, 29th floor, New York, New York 10036, on Wednesday, May 30, 2007, at 10:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A  CONTRARY  DIRECTION  IS  INDICATED,  THIS  PROXY WILL BE VOTED FOR ALL
NOMINEES LISTED IN PROPOSAL NO. 1, AND FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE DIRECTOR NOMINEES LISTED BELOW, AND "FOR" THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF SIGA TECHNOLOGIES, INC. FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007

PLEASE VOTE, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: |X|

1.    To elect ten directors.

      |_|   FOR ALL NOMINEES

      |_|   WITHHOLD AUTHORITY FOR ALL NOMINEES

      |_|   FOR ALL EXCEPT (See instructions below)

         NOMINEES: ( )  Eric A. Rose, M.D.

                   ( )  Thomas E. Constance

                   ( )  Adnan M. Mjalli, Ph.D.

                   ( )  Mehmet C. Oz, M.D.

                   ( )  Steven L. Fasman

                   ( )  Paul G. Savas

                   ( )  Michael A. Weiner, M.D.

                   ( )  Judy S. Slotkin

                   ( )  James J. Antal

                   ( )  Scott M. Hammer, M.D.

         INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in circle next to each nominee you wish to withhold, as shown here: ( )

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of SIGA Technologies, Inc. for the fiscal year ending December 31, 2007.

      |_|  FOR                  |_| AGAINST               |_| ABSTAIN

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT MAY BE REVOKED PRIOR TO ITS EXERCISE.

RECEIPT  OF  NOTICE  OF  THE  ANNUAL  MEETING  AND  PROXY  STATEMENT  IS  HEREBY
ACKNOWLEDGED, AND THE TERMS OF THE NOTICE AND PROXY STATEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS PROXY. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN FOR SAID MEETING OR ANY AND ALL ADJOURNMENTS, POSTPONEMENTS AND CONTINUATIONS THEREOF.

PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

____________________________________________________________________________

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
|_|


Signature of Stockholder: ______________________________________________________

Date: ________________


Signature of Stockholder: ______________________________________________________

Date: ________________

PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHERE SHARES ARE HELD JOINTLY, EACH HOLDER SHOULD SIGN. WHEN SIGNING AS EXECUTOR, ADMINISTRATOR, ATTORNEY, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF SIGNER IS A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY DULY AUTHORIZED OFFICER,
GIVING FULL TITLE AS SUCH. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN FULL PARTNERSHIP NAME BY AUTHORIZED PERSON.

                                                                         Annex A


                             SIGA TECHNOLOGIES, INC.

              STATEMENT OF POLICIES AND PROCEDURES WITH RESPECT TO
                           RELATED PARTY TRANSACTIONS

I.    Introduction

      The board of directors (the "Board of Directors") of SIGA Technologies, Inc. (the "Company") recognizes that related party transactions present a heightened risk of conflicts of interest and/or the perception of improper valuation. Therefore, the Board of Directors adopted this policy, which shall be followed in connection with all related party transactions involving the Company.

      A. Under this policy, any "Related Party Transaction" shall be consummated or shall continue only if:

      1. the Audit Committee of the Board of Directors has approved or ratified such transaction in accordance with the guidelines set forth in the policy and if the transaction is on terms comparable to those that could be obtained in arm's length dealings with an unrelated third party; and

      2. the transaction involves compensation, such that the terms of such compensation have been approved by the Compensation Committee of the Board of Directors.

      B. For these purposes, a "Related Party" is:

      1. any director, nominee for director or executive officer of the Company;

      2. any immediate family member of a director, nominee for director or executive officer of the Company (meaning any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing the household of such person);

      3. any person (or "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is the beneficial owner of more than 5% of the Company's voting securities;

      4. any immediate family member of a person (or "group" as that term is used in Section 13(d)(3) of the Exchange Act) who is the beneficial owner of more than 5% of the Company's voting securities (meaning any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of such person, and any person (other than a tenant or employee) sharing the household of such person); or

      5. an entity that is owned or controlled by someone listed in 1, 2, 3 or 4 above, or an entity in which someone listed in 1, 2, 3 or 4 above has a substantial ownership interest or control of such entity.

      C. For these purposes, a "Related Party Transaction" is a transaction between the Company and any Related Party (including, without limitation, any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act), other than:

      1.    transactions available to all employees generally; or

      2. transactions involving less than $5,000 when aggregated with all similar transactions.

II.   Committee Approval

      A. Audit Committee Approval. The Board of Directors has determined that the Audit Committee is best suited to review and approve Related Party Transactions. Accordingly, at each calendar year's first regularly scheduled Audit Committee meeting, management shall recommend Related Party Transactions be entered into by the Company for that calendar year, including the proposed aggregate value of such transactions, if applicable. After its review, the Audit Committee shall approve or disapprove such transactions and at each subsequently scheduled meeting, management shall update the Audit Committee as to any material change to those proposed transactions. In the event management recommends any further Related Party Transactions subsequent to the first calendar year meeting, such transactions may be presented to the Audit Committee for approval or preliminarily entered into by management subject to ratification by the Audit Committee; provided that, if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transactions.

      B. Compensation Committee Approval. The Board of Directors has determined that, if a Related Party Transaction involves compensation, it is advisable and appropriate for the Compensation Committee to review and approve of the compensation components of all Related Party Transactions. Accordingly, with respect to any Related Party Transaction that includes a compensation component, management will submit the terms of such proposed compensation (or any subsequent material changes to such compensation) to the Compensation Committee for its review. After its review, the Compensation Committee shall approve or disapprove the compensation component of the Related Party Transaction and inform management and the Audit Committee of such approval or disapproval.

III.  Disclosure

      The Securities Act of 1933, as amended, the Exchange Act, and the related rules and regulations promulgated thereunder require the disclosure of certain Related Party Transactions in the Company's filings with the Securities and Exchange Commission. All Related Party Transactions are to be disclosed to the extent required by law, rule or regulation in the Company's applicable filings. Furthermore, all Related Party Transactions shall be disclosed to the Audit Committee (and, to the extent they include a compensation component, to the Compensation Committee), and any material Related Party Transaction shall be disclosed to the full Board of Directors.

IV.   Other Agreements

      Management shall ensure that all Related Party Transactions are approved in accordance with any requirements of the Company's financing agreements (if any).